EXHIBIT 10.16

                         INITIAL STOCKHOLDERS' AGREEMENT


         AGREEMENT dated as of February 10, 1994 by and among Roadhouse Grill, Inc., a Florida corporation (the "Company"), the several purchasers (the "Purchasers") of the Series A Preferred Shares pursuant to the Series A Convertible Preferred Stock Purchase Agreement (the "Purchase Agreement") and the Initial Stockholders of the Company as defined in the Purchase Agreement and named on the signature pages hereto.

         In order to induce the Purchasers to enter into and perform the Purchase Agreement, the parties hereto hereby agree as follows:

         1. During the term of the Initial Stockholders' Agreement if an Initial Stockholder at any time or times proposes to sell, transfer, assign, pledge or otherwise dispose of ("Transfer") common stock of the Company ("Common Stock") owned of record by him or it, such Initial Stockholder (in such capacity, a "Proposing Stockholder") shall, as a condition precedent to any such Transfer by him or it, afford each of the Purchasers the right to Transfer Common Stock owned by such Purchaser as follows:

                  a. Such Proposing Stockholder shall give written notice to the Purchasers at least twenty (20) days prior to any proposed Transfer of any of the Common Stock and such notice shall specify the number of shares of such Common Stock which such Proposing Stockholder desires to Transfer, the percentage of the total number of Common Stock (determined by giving effect to the conversion of Series A Preferred Shares or any securities convertible into Common Stock) then held by him or it represented thereby (the "Sales Percentage"), the identity of the proposed transferee of such Common Stock, and the time within which and the price and all other material terms and conditions upon which such Proposing Stockholder proposes to Transfer such Common Stock. Each Purchaser shall notify such Proposing Stockholder in writing, within ten
(10) days after receipt of such Proposing Stockholder's notice, whether such Purchaser desires to Transfer any Common Stock held by him or it concurrently with the Proposing Stockholder in accordance with the terms and provisions of this Section. Failure to provide such written notice after actual receipt of notice from such Proposing Stockholder within said 10-day period shall, for the purpose hereof, be deemed to constitute a refusal by a particular Purchaser to Transfer any of his or its Common Stock concurrently with such Proposing Stockholder.

                  b. Concurrently with the delivery by the Proposing Stockholder of the notice referred to in Section l(a) above, such Proposing Stockholder shall offer the



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Purchasers the opportunity to Transfer to the proposed transferee of the Common
Stock, or to such other transferee or transferees as such Proposing Stockholder shall obtain (except pursuant to a Transfer by such Proposing Stockholder made under Rule 144 (other than pursuant to paragraph (k) of Rule 144) as promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), or any successor Rule), that percentage of the Common Stock then held by each Purchaser which is equal to the Sale Percentage. It is agreed and understood that such Proposing Stockholder shall obtain the same agreements and commitments from the transferee or transferees of the Common Stock to be Transferred by the Purchasers as such Proposing Stockholder has obtained from the transferee of the Common Stock proposed to be transferred by him or it, including the time of Transfer, the Transfer price and the other terms and conditions upon which the Transfer of such Proposing Stockholder's Common Stock is to be made.

                  c. In the event that such Proposing Stockholder cannot obtain agreements or commitments from the transferee or other transferees to have transferred to It or them that percentage of the Common Stock held by the Purchasers which is equal to the Sales Percentage of the Common Stock, then such Proposing Stockholder shall reduce the number of shares of Common Stock which he proposes to Transfer and allow the Purchasers to Transfer the number of shares of Common Stock represented by such reduction, so that both such Proposing Stockholder and each Purchaser shall be entitled to sell an identical percentage of the Common Stock then held by them, respectively.

                  d. Any Transfer of Common Stock by such Proposing Stockholder pursuant to the provisions of this Section shall be made concurrently with the Transfer of the Common Stock by the Purchasers.

                  If any Transfer or attempted Transfer of the Common Stock is made contrary to the provisions of this Section 1, each Purchaser shall have the right, in addition to any other legal or equitable remedies which it may have, to enforce its rights hereunder by an action for, specific performance; the parties hereto recognize the rights set forth herein as unique, the violation of which cannot be remedied by an award of monetary damages.

         This Section 1 shall be effective until the earlier of (i) termination of this Agreement or (ii) five (5) years from the date hereof.

         2. In the event of an initial underwritten public offering of the Company's Common Stock, each Initial Stockholder shall agree not to sell publicly any shares of Common Stock for such period as requested by the Underwriters, which period shall not



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exceed 180 days following the effective date of the registration statement relating to such offering.

         3. The Initial Stockholders shall act in all capacities and vote the shares of Common Stock now or hereafter owned or controlled by them so as to cause and maintain the number of directors on the Board of Directors to be no less than three (3) nor more than five (5) directors; provided however, that the holders of a majority of the Series A Preferred Shares outstanding may permit an increase in the number of directors to serve on the Board of Directors.

         4. In the event that John Y. Brown, Jr. ceases to be a member of the Board of Directors of the Company and for a period of three (3) years after such event, the Initial Stockholders shall act in all capacities and vote the shares of Common Stock now or hereafter owned or controlled by them so as to cause a majority of the Board of Directors to be elected by the holders of the Series A Preferred Shares; provided however, that the election of a majority of the Board of Directors shall in no way affect the rights and obligations under the employment agreement with the Company's Chief Executive Officer or the Chief Executive's right to be a member of the Board of Directors.

         5. All certificates for shares of Common Stock heretofore or hereafter issued to the Initial Stockholders shall bear substantially the following legend:


         "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF A STOCKHOLDERS' AGREEMENT DATED AS OF FEBRUARY 10, 1994 A COPY OF WHICH IS ON FILE AT THE CORPORATION'S PRINCIPAL OFFICE, AND ANY HOLDER HEREOF IS SUBJECT TO THE PROVISIONS OF SUCH AGREEMENT."

         6. This Agreement and all of its provisions shall continue in effect until the earlier of (a) the consummation of an underwritten public offering of the securities of the Company pursuant to a Registration Statement filed with the Securities and Exchange Commission pursuant to the Securities Act where the aggregate sales price of such securities (before deduction of underwriting discounts and expenses of sale) is not less that Ten Million Dollars ($ 10,000,000); (b) the provisions terminate upon their terms, (c) the aggregate number of shares of Series A Preferred Shares issued and outstanding and shares of Series A Preferred Shares issuable upon the exercise of the Warrants is less than 25 % of the number issued and sold pursuant to the Purchase Agreement (including shares of Series A Preferred Shares issuable upon exercise of the Warrants), or (d) the acquisition,



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         merger or other business combination in which effective control of the
         Company is transferred to an unrelated or unaffiliated party.

         7. This Agreement shall in all respects be governed by, and construed and enforced in accordance with, the laws of the State of Florida.

         8. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.

         9. The invalidity or unenforceability of any provision of this Agreement shall not invalidate or affect the enforceability of any other provision of this Agreement.

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above written.

                    ROADHOUSE GRILL, INC.


                    /S/ J. DAVID TOOLE III
                    -------------------------------------
                    By:  J. David Toole, III
                    President and Chief Executive Officer

                    INITIAL STOCKHOLDERS:



                    /S/ J. DAVID TOOLE III
                    ----------------------


                    /S/ JOHN Y. BROWN
                    ---------------------------------
                    Individually and as custodian for
                    Lincoln Brown and Pamela Brown




                    PURCHASERS:

                    ----------------------------------

                    ----------------------------------

                    ----------------------------------

                    ----------------------------------

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above written.

                   ROADHOUSE GRILL, INC.


                   -------------------------------------
                   By:  J. David Toole, III
                   President and Chief Executive Officer

                   INITIAL STOCKHOLDERS:


                   ----------------------------------

                   ----------------------------------

                   ----------------------------------



                   PURCHASERS:


                   GRACE VENTURE PARTNERSHIP III

                   By: HORN VENTURE PARTNERS II


                            By: /S/ ROBERT E. PEDIGO
                                ---------------------
                                     Robert E. Pedigo
                                     General Partner



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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above written.

                     ROADHOUSE GRILL, INC.


                     --------------------------------------
                     By:  J. David Toole, III
                     President and Chief Executive Officer

                     INITIAL STOCKHOLDERS:


                     ----------------------------------

                     ----------------------------------

                     ----------------------------------


                     PURCHASERS:


                     /S/ ILLEGIBLE
                    ----------------------------------

                    ----------------------------------

                    ----------------------------------

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above written.

                  ROADHOUSE GRILL, INC.


                  -------------------------------------
                  By:  J. David Toole, III
                  President and Chief Executive Officer

                  INITIAL STOCKHOLDERS:

                  ----------------------------------

                  ----------------------------------

                  ----------------------------------



                  PURCHASERS:


                  /S/ J. PETER GRACE
                 ----------------------------------

                 ----------------------------------

                 ----------------------------------


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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above written.

                     ROADHOUSE GRILL, INC.


                     -------------------------------------
                     By:  J. David Toole, III
                     President and Chief Executive Officer

                     INITIAL STOCKHOLDERS:

                     ----------------------------------

                     ----------------------------------

                     ----------------------------------



                     PURCHASERS:


                     /S/ ILLEGIBLE
                    ----------------------------------

                    ----------------------------------

                    ----------------------------------


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

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above written.

                                 ROADHOUSE GRILL, INC.


                                 -------------------------------------
                                 By:  J. David Toole, III
                                 President and Chief Executive Officer

                                 INITIAL STOCKHOLDERS:

                                 ----------------------------------

                                 ----------------------------------

                                 ----------------------------------





                                 PURCHASERS:

                                 DAVID WALTER ROBBINS, JR.
                                 DECLARATION OF TRUST DATED
                                 OCTOBER 31, 1991


                                 /S/ DAVID WALTER ROBBINS, JR.,
                                 ------------------------------
                                          TRUSTEE

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above written.

                   ROADHOUSE GRILL, INC.


                   -------------------------------------
                   By:  J. David Toole, III
                   President and Chief Executive Officer


                   INITIAL STOCKHOLDERS:


                   ----------------------------------

                   ----------------------------------

                   ----------------------------------



                   PURCHASERS:

                   BANQUE SCANDINAVE EN SUISSE

                   /S/ G. DINICHERT VP
                   -------------------
                   G. DINICHERT


                   -------------------

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above written.

                     ROADHOUSE GRILL, INC.


                     -------------------------------------
                     By:  J. David Toole, III
                     President and Chief Executive Officer

                     INITIAL STOCKHOLDERS:

                     ----------------------------------

                     ----------------------------------

                     ----------------------------------





                     PURCHASERS:

                     BERJAYA GROUP (CAYMAN) LTD


                     By: /S/ ILLEGIBLE
                        ----------------------
                              Title:  Chairman

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above written.

                     ROADHOUSE GRILL, INC.


                     -------------------------------------
                     By:  J. David Toole, III
                     President and Chief Executive Officer

                     INITIAL STOCKHOLDERS:



                     /S/ ILLEGIBLE
                    ----------------------------------

                    ----------------------------------

                    ----------------------------------





                     PURCHASERS:


                    ----------------------------------

                    ----------------------------------

                    ----------------------------------

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above written.

                   ROADHOUSE GRILL, INC.


                   -------------------------------------
                   By:  J. David Toole, III
                   President and Chief Executive Officer

                   INITIAL STOCKHOLDERS:



                   /S/ ILLEGIBLE
                   ----------------------------------

                   ----------------------------------

                   ----------------------------------




                   PURCHASERS:


                   ----------------------------------

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                   ----------------------------------

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